UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2021
Bionano Genomics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38613	26-1756290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9540 Towne Centre Drive, Suite 100
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 888-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BNGO	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	BNGOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On October 8, 2021, Bionano Genomics, Inc., a Delaware corporation (the “Company”), Starship Merger Sub I, Inc., a California corporation (“Merger Sub I”), Starship Merger Sub II, LLC, a California limited liability company (“Merger Sub II”), BioDiscovery, Inc., a California corporation (“BioDiscovery”), and Soheil Shams, solely in his capacity as the securityholders’ representative (“Securityholders’ Representative”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Company agreed to acquire BioDiscovery.

Pursuant to the terms and conditions of the Merger Agreement, BioDiscovery will merge with and into Merger Sub I (“Merger I”) whereupon the separate corporate existence of Merger Sub I will cease, with BioDiscovery continuing as the surviving corporation of Merger I and a wholly owned subsidiary of the Company. Immediately following Merger I, pursuant to the terms and conditions of the Merger Agreement, BioDiscovery, as the surviving corporation of Merger I, will merge with and into Merger Sub II (“Merger II” and together with Merger I, the “Mergers”) whereupon the separate corporate existence of BioDiscovery will cease, with Merger Sub II continuing as the surviving entity of Merger II and a wholly owned subsidiary of the Company. Upon consummation of the Mergers, BioDiscovery will be entirely owned by the Company.

Pursuant to Merger I, the Company will pay upfront consideration consisting of a combination of approximately $50 million in cash and $40 million in shares of Company common stock. The upfront consideration is subject to adjustment for, among other things, cash, unpaid indebtedness, unpaid transaction expenses and working capital relative to a target. Approximately $27 million worth of shares of Company common stock issued pursuant to the Merger I upfront consideration will be subject to vesting based on continued service, subject to the terms and conditions of a stock restriction agreement. Under the Merger Agreement, the Company has also agreed to pay a milestone payment of $10 million in cash based on the achievement of certain commercial milestones. The Merger Agreement has a customary post-closing purchase price adjustment mechanism.

The Merger Agreement contains customary representations and warranties of each of the parties as well as customary covenants and additional agreements. The Merger Agreement includes indemnification provisions whereby the equityholders of BioDiscovery will indemnify the Company for losses arising out of, among other things, inaccuracies in, or breaches of, the representations, warranties and covenants of BioDiscovery and the pre-closing taxes of BioDiscovery, subject to certain caps and other limitations. To support such indemnification obligations, the Company will have recourse pursuant to a representations and warranty insurance policy and certain escrowed cash.

The shares of common stock of the Company to be issued as consideration for Merger I are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which will be filed as Exhibit 2.1 to the Current Report on Form 8-K to be filed in connection with the consummation of the transactions contemplated by this Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On October 12, 2021, the Company issued a press release (the “Press Release”) announcing the execution of the Merger Agreement and scheduling a live webcast presentation and conference call regarding the Mergers (the “Conference Call”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of the Company under the Securities Act or the Exchange Act, the information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01. Other Events

Amendment of Inducement Plan

Effective as of October 6, 2021, the Board of Directors of the Company adopted an amendment to the Bionano Genomics, Inc. 2020 Inducement Plan (as amended, the “Inducement Plan”) to increase the number of shares of Common Stock reserved for issuance under the Inducement Plan from 2,100,000 shares to 3,100,000 shares, subject to adjustment as provided in the Inducement Plan.

The foregoing description of the Inducement Plan is not complete and is qualified in its entirety by reference to the text of the Inducement Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Investor Presentation

A presentation to accompany the Conference Call (the “Investor Presentation”) is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. Information contained in the Investor Presentation may also be used by the Company in future meetings regarding the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Bionano Genomics, Inc. 2020 Inducement Plan dated August 20, 2020, as amended.
99.1	Press Release dated October 12, 2021.
99.2	Investor Presentation dated October 12, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2021	Bionano Genomics, Inc.

	By:	/s/ R. Erik Holmlin, Ph.D.
R. Erik Holmlin, Ph.D
President and Chief Executive Officer (Principal Executive Officer)